FIRST AMENDMENT TO THE
2011 EQUITY INCENTIVE PLAN
OF
BUCCANEER HOLDINGS, INC.

This FIRST AMENDMENT TO THE 2011 EQUITY INCENTIVE PLAN OF BUCCANEER HOLDINGS, INC. (this “Amendment”), dated as of August 16, 2013, is made and adopted by Buccaneer Holdings, Inc., a Delaware corporation (the “Company”), subject to the approval of the stockholders of the Company. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).
RECITALS
WHEREAS, the Company maintains the 2011 Equity Incentive Plan of Buccaneer Holdings, Inc., adopted as of April 6, 2011 (the “Plan”);
WHEREAS, the Company desires to amend the Plan as set forth herein; and
WHEREAS, pursuant to Section 8.3 of the Plan, the Plan may be amended at any time and from time to time by the Administrator;
NOW, THEREFORE, BE IT RESOLVED, that, subject to the approval of the stockholders of the Company, the Plan shall be amended as follows:
1.    Exhibit A of the Plan is hereby amended and restated in its entirety as follows:
“12,291,667”
2.    This Amendment shall be effective as of the first date set forth above, subject to its approval by the stockholders of the Company.
3.    Subject to approval by the stockholders of the Company, this Amendment shall be incorporated in and form a part of the Plan.
4.    Except as set forth herein, the Plan shall remain in full force and effect following the date of this Amendment.